EXHIBIT 32.1
                                  ------------

                                  CERTIFICATION
                                       OF
                           PRINCIPAL EXECUTIVE OFFICER
                                       AND
                           PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Eliron Yaron, Principal Executive officer and Principal Financial Accounting Officer of Shelron Group Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Shelron Group, Inc. for the quarter ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Shelron Group, Inc. and its subsidiaries.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.




November 9, 2006                         By: /s/ Eliron Yaron

                                         Name:  Eliron Yaron
                                         Title: Principal Executive Officer and
                                         Principal Financial Accounting Officer